august 9 2019 to
august 9 2024
Panther Reagent Rental

Superceded 12/20/22
See amendment No. 3

HOLOGIC®
The Science of Sure

Equipment Usage Attachment

Customer Name ("CUSTOMER")	Customer Number	Purchase Order Number
PRECISION PATHOLOGY SERVICES	178720	
Contact Name	**Contact Phone Number**	**Contact Email**
Abigail Dunphey	(210) 646-0890	invoices@precisionpath.us
Bill To Address	**Ship To Address**	**Hologic Representative**
PRECISION PATHOLOGY SERVICES 3300 NACOGDOCHES RD STE 110 SAN ANTONIO, TX US 78217	PRECISION PATHOLOGY SERVICES 3300 NACOGDOCHES RD STE 110 SAN ANTONIO, TX US 78217	Mindy Thiery (210) 241-3334 mindy.thiery@hologic.com
	Term of Agreement: 60 Months	

This Reagent Rental Attachment ("Attachment") by and between Gen-Probe Sales & Service, Inc., together with its subsidiaries and affiliates ("Hologic"), and Customer (as defined above) (collectively, the "Parties") is effective as of the date of full execution by the Parties (the "Effective Date") and is executed in connection with that certain Sale Agreement dated 08-09-2019 between Customer and Hologic, Inc., together with its subsidiaries and affiliates ("Sale Agreement") (this Attachment and the Sale Agreement are collectively referred to herein as the "Agreement"). To the extent not modified by this Attachment, the terms and conditions of the Sale Agreement are incorporated herein in full as if fully stated herein. Any capitalized terms contained in the Sale Agreement and not defined herein shall take the meaning as defined in the Sale Agreement.

General Terms:

1. **Equipment:** In consideration of the Purchase Commitment, Hologic will provide Customer with the use of the Equipment ("Equipment") specified below for the Term, which shall include on-site installation and training by Hologic authorized personnel. Hologic will retain title to the Equipment during the Term and may file a standard Uniform Commercial Code ("UCC") Form 1 to perfect its interest in the Equipment. Customer will notify Hologic immediately if any attachment, encumbrance, lien or security interest is filed or claimed and will indemnify Hologic for any loss or damage, including reasonable attorneys' fees. Customer shall remain responsible for the normal care and maintenance of the Equipment. Should Customer be in Material Breach, Hologic may immediately require Customer to arrange the return of any Hologic-owned Equipment to Hologic.
2. **Location and Care of Equipment; Labels.** Customer will not make any changes to the Equipment. Customer will use the same standard of care to protect the Equipment from loss and damage as it uses to protect its own equipment. Customer will use the Equipment only at the Customer address noted in this Attachment and shall not move or otherwise relocate the Equipment without Hologic's prior written consent. If Customer requires the Equipment to be relocated, Customer agrees to contact Hologic's service department to make arrangements for Hologic authorized personnel to relocate the Equipment and Customer shall pay for all costs associated with such relocation. Customer will not remove any labels, tags, symbols or serial numbers that may be affixed to any items of Equipment unless removal is required or approved by Hologic in writing.
3. **Order Management.** Customer shall place all orders concerning this Attachment directly with Hologic, at 250 Campus Drive, Marlborough, MA 01752. **Orders may be placed by: Phone at 800-442-9892, Fax at 800-409-7591 or at CustomerSupport@hologic.com.**
4. **Modifications.** The Sale Agreement shall continue in full force and effect in accordance with its terms as stated therein, but, to the extent expressly modified by this Attachment, the provisions of this Attachment shall supersede those of the Sale Agreement with respect to this Attachment only.
5. **Term Completion.** At the end of the Term, Customer agrees to arrange the return of any Hologic-owned Equipment promptly to Hologic.

Program Terms:

1. **Term.** The initial term of this Attachment shall begin on the Effective Date and terminate upon completion of the "Term of Agreement" period designated above ("Initial Term"). Following the Initial Term and, if Customer

Quote #: Q-147154

has complied with all of the terms of the Agreement, including, but not limited to, paying all monies due and owed to Hologic, and is not in material breach hereof, this EUP Attachment shall automatically renew on an annual basis (each a "Renewal Term") unless either Party provides written notice to the other Party of its intention not to renew ninety (90) days before the end of the then current term. Hereinafter, the Initial Term and all Renewal Terms shall be collectively referred to as the "Term."

2. **Servicing of Equipment.** Hologic shall provide service for the Equipment during the Term.
3. **Training.** Hologic shall provide on-site training.
4. **Purchase Commitment.** The Customer agrees to pay to Hologic the total price per kit as indicated during the Term. Customer agrees to purchase enough kits or boxes (as applicable) to run ("Purchase Commitment"), each year for the duration of the Agreement. The Parties agree that the Commitment represents the minimum quantity to be purchased by Customer on an annual basis. All purchases made in a given annual period shall apply to the purchase commitment for that annual period only and shall not be applied to any future Contract Year. Each twelve (12) month period beginning on the Effective Date is a "Contract Year." If Customer does not order and pay for the quantity listed for each Product Category ("Estimated Yearly Quantity") within any 12 month period ("Minimum Purchase Obligation"), then Hologic may require Customer to pay, at the end of the 12 month period, the difference between the Minimum Purchase Obligation and the amount actually paid by Customer during that period for the Product ("Minimum Purchase Obligation Payment"). Customer must make this Minimum Purchase Obligation Payment within 30 days of the date of Hologic's invoice. Also, Hologic may increase pricing by up to 5% for the rest of the Term for any Product for which Customer does not meet the Minimum Purchase Obligation. Hologic's use of the remedies in this section does not preclude it from pursuing remedies stated elsewhere in the Agreement.

<u>Panther Program Terms:</u>

1. **Term.** The initial term of this Attachment shall begin on the Effective Date and terminate upon completion of the "Term of Agreement" period designated above ("Initial Term"). Following the Initial Term and, if Customer has complied with all of the terms of the Agreement, including, but not limited to, paying all monies due and owed to Hologic, and is not in material breach hereof, this Attachment shall automatically renew on an annual basis (each a "Renewal Term") unless either Party provides written notice to the other Party of its intention not to renew ninety (90) days before the end of the then current term. Hereinafter, the Initial Term and all Renewal Terms shall be collectively referred to as the "Term."
2. **Panther Service.**
    1. **SERVICES INCLUDED.** During the Term, the following service will be provided:
        1. Labor, necessary replacement parts (excluding disposables which include, but are not limited to, tips, MTU's, TTU's, waste bags, and bench covers), and Hologic travel expenses.
        2. Preventative maintenance by Hologic service technician according to operator's or user's manual, (Monday through Friday only).
        3. Equipment repair for reasons other than those listed below under Services Excluded.
        4. Access to Hologic Technical Support telephone support, Monday through Friday, 5:00 AM to 5:00 PM Pacific Standard Time (excluding Hologic holidays).
        5. Telephone Number for all Technical Support: 888-484-4747
        6. Factory authorized updates or modifications, including parts.
    2. **Service Representative Dispatch and PRO360° REMOTE DIAGNOSTICS**
        1. Representative on site within 24 hours (Monday – Friday) if PRO360° Remote Diagnostics Management is installed.
        2. Representative on site within 48 hours (Monday – Friday) if PRO360° Remote Diagnostics is not installed. Service response times are predicated upon the Equipment operator being willing and able to transfer Equipment log files to Hologic when instructed by Hologic Technical Support using the protocol described in the Equipment Operator's Manual.
    3. **SERVICES EXCLUDED.** The services excluded under the Standard Service option are the following:
        1. Any repair required because of causes other than use of the Equipment pursuant to the operator's or user's manual. Such causes include, but are not limited to: misuse, abuse, improper use, casualty loss, neglect, reprogramming error, malfunction or failure of environmental control Equipment, electrical Equipment malfunction or failure, repair maintenance, modification, relocation, or reinstallation by other than Hologic authorized personnel, installation of commercial or non-Equipment software, use of any other tips on the

Equipment other than TECAN Tips, or acts of God, fire, flood, earthquake, or other natural causes.

2. Routine tasks, other than those performed by Hologic during preventative maintenance visits, covered in the operator's or user's manual, such as cleaning and maintenance.
3. Supply items (including, but not limited to, those items listed in the package insert or manual as "materials required but not provided," TECAN Tips, bleach, squirt bottles, paper towels, and other such items that are needed for general use but not specifically by the Equipment) and consumable items.
4. Relocation of Equipment.
5. Note: Labor and materials charges for all of the excluded services will be billed at rates prevailing at the time of service.

4. **CUSTOMER OBLIGATIONS.** Prior to any shipment of repair parts or visit by Hologic service representative, Customer must perform all pertinent diagnostic programs, tests, simple/ basic troubleshooting and provide an accurate description of the failure/error.
5. **REPLACED OR REMOVED PARTS.** All parts replaced or removed under this Agreement become the property of Hologic.

3. **Training:** Hologic will provide training for two (2) operators, at Hologic's training facility to include roundtrip airfare, ground transportation, hotel accommodations and meals.
4. TECAN tips (catalog # 10612513) are the only tips that Hologic has validated for use on the Equipment. Hologic does not support the use of non-TECAN tips on the Equipment as stated in the Equipment Operator's Manual and pursuant to the terms of the warranty for the Equipment. TECAN tips (catalog #10612513) can be directly ordered from TECAN U.S. at 800-352-5128.
5. **Purchase Commitment.** The Customer agrees to pay to Hologic the total price per kit as indicated during the Term. Customer agrees to purchase enough kits or boxes (as applicable) to run ("Purchase Commitment"), each year for the duration of the Agreement. The Parties agree that the Commitment represents the minimum quantity to be purchased by Customer on an annual basis. All purchases made in a given annual period shall apply to the purchase commitment for that annual period only and shall not be applied to any future Contract Year. Each twelve (12) month period beginning on the Effective Date is a "Contract Year." If Customer does not order and pay for the quantity listed for each Product Category ("Estimated Yearly Quantity") within any 12 month period ("Minimum Purchase Obligation"), then Hologic may require Customer to pay, at the end of the 12 month period, the difference between the Minimum Purchase Obligation and the amount actually paid by Customer during that period for the Product ("Minimum Purchase Obligation Payment"). Customer must make this Minimum Purchase Obligation Payment within 30 days of the date of Hologic's invoice. Also, Hologic may increase pricing by up to 5% for the rest of the Term for any Product for which Customer does not meet the Minimum Purchase Obligation. Hologic's use of the remedies in this section does not preclude it from pursuing remedies stated elsewhere in the Agreement.
6. **Ramp Up Period.** For the first six (6) months after the Installation of Equipment ("Ramp Up Period") the Customer may purchase supplies on an as needed basis. At the end of the six (6) months Ramp Up Period, and for the remainder of the Contract Term, the Annual Volume Purchase Commitment will be in effect. Should Customer not meet the Purchase Commitment after the first year, Hologic and Customer will renegotiate volume commitment and pricing in good faith.
7. **Catastrophic Business Loss.** If Customer suffers a catastrophic business loss, (defined by fifty percent (50%) of loss of current contracted business under the Agreement compared to the prior twelve months), Customer will notify Hologic of becoming aware of such catastrophic business loss. Upon such notification, Hologic and Customer agree to renegotiate in good faith the pricing and/or minimum purchase commitment. Any such changes will take effect on a prospective basis upon execution of a written amendment signed by the Parties memorializing the same. In the event that the Parties are unable to reach an amendment for new pricing and a new purchase commitment, either Party may terminate the Agreement by giving the other Party ninety (90) days' prior written notice of such termination. The Parties further agree and acknowledge that Customer shall be responsible for its obligations under the Agreement, including but not limited to the Purchase Commitment, until such termination becomes effective.

CT/NG

- Commitment Period: Annually
- Number of Committed Tests: 4,500
- Price Per Test: $12.00

Product #	Description	Quantity of Tests per Kit/Box	Price per Kit/Box	Included In Commitment
303094	APTIMA COMBO 2, 250-TEST KIT, PANTHER	250	$3,000.00	Yes
302923	APTIMA COMBO 2, 100-TEST KIT, PANTHER	100	$1,200.00	Yes

HPV

- Commitment Period: Annually
- Number of Committed Tests: 5,200
- Price Per Test: $13.60

Product #	Description	Quantity of Tests per Kit/Box	Price per Kit/Box	Included In Commitment
303570	HPV 100-TEST KIT, AS, US IVD	100	$1,360.00	Yes
303585	HPV 250 TEST KIT, PANTHER, US IVD	250	$3,400.00	Yes

Collection Devices

- Commitment Period: Annually
- Number of Committed Tests: 5,000
- Price Per Test: $1.25

Product #	Description	Quantity of Tests per Kit/Box	Price per Kit/Box	Included In Commitment
301040	KIT,APTIMA CMB2URINE SPEC COLL	50	$62.50	Yes
301041	KIT, UNISEX SPEC COLL, APTIMA	50	$62.50	Yes
PRD-03546	BOX OF SPECIMEN COLLECTION KITS, MULTITEST SWAB (IVD)(50 PK)	50	$62.50	Yes
301154C	KIT, APTIMA LPT-IVD SALES BOM off the pap	100	$120.00	Yes
~~105575~~	~~APTIMA URINE COLLECTION TUBES~~	~~100~~	~~$120.00~~	~~Yes~~

Non-Committed, No Cost Additionals for Panther

Product Number	Description	Price per Kit/Box
301110	APTIMA CNTRLS KIT (1 TRAY) IVD	$0.00
303010	KIT, HPV, APTIMA, CALIBRATORS, IVD	$0.00
303011	KIT, HPV, APTIMA, CONTROLS, IVD	$0.00
303235	APTIMA HPV 16 18/45 CALS,IVD	$0.00
303096	RUN KIT, PANTHER	$0.00
303085	ADVANCED CLEANING SOLUTION	$0.00
CL0041	CAPS,AMP/P.R.S.(CL0045)DIAG.	$0.00
CL0040	CAPS,TCR/SEL.(CL0038) DIAG.	$0.00
501604	SPARE CAPS, PP, 60ML, TCR APTIMA 2X50	$0.00
501616	SPARE CAPS,30ML TUBE (501213)DIAGNOSTICS	$0.00
105668	APTIMA PENETRABLE CAPS	$0.00

Cost-per-reportable (CPR) HPV Genotype

Product Number	Description	Price per Test
303236-CPR	KIT,APTIMA HPV16 18/45 PANTHER RGTS, IVD COST REPORTABLE	$13.00

However, 0.00 will be invoiced.

Equipment

Product #	Description	Unit Value	Unit Price	Serial Number	Quantity to Ship
303095	PANTHER INSTRUMENT SYSTEM, DX	$175,000.00	Included		1
902568	PRO360 SOFTWARE V1.0.0	$0.00	Included		1

Additional Terms:

- **Laboratory Information System**. In consideration of Customer's Minimum Purchase Obligation (defined herein), Hologic agrees to reimburse a Laboratory Information System vendor ("Vendor") of Customer's choosing, up to a maximum of the amount USD 7,500.00 towards the development of an interface between the Equipment's reporting system and Vendor ("Interface Payment"); provided that, i) Customer provides Hologic with advance written notice of its intent to proceed with the interface development ("Notice to Proceed"), which notice must be received by Hologic within ninety (90) days of the Effective Date of the Agreement; ii).the interface development starts no later than six (6) months from the date of the Notice to Proceed and is fully developed for Customer's use within six (6) months of the development start date; iii) Customer meets its Purchase Commitment (to determine this, divide the Annual Minimum by two to arrive at Minimum Purchase Obligation for the subject six (6) month period); and iv) Customer or Vendor provides Hologic with a copy of all invoices for the interface development in support of the amount to be reimbursed. Hologic will not issue the Interface Payment unless the foregoing conditions are met.

- Applicable approximate shipping and handling charges for the Equipment and components are included in the quote and will be paid by Hologic.

- **Cost Per Reportable Pricing.** Each month during the Term, Hologic may provide Customer up to three (3) of each kit under the Cost per Reportable ("CPR") program (the "CPR Kit[s]") at no charge. Customer agrees to submit to Hologic the total number of reportable results for the prior month by the 10th of each month for the CPR Kits, and Customer will be invoiced for the reportables submitted. Customer will submit the number of reportable results using the form attached as Exhibit 1. This form will be faxed to Hologic Customer Service at 1-800-409-7591 or emailed to CustomerSupport@hologic.com. Failure to submit this form by the 10th of each month may result in the delay of shipment of CPR Kits to Customer. At the request of Hologic, Customer agrees to submit to Hologic its monthly line-item log of results reported. Hologic reserves the right to perform a business review of the CPR usage and pricing at any time, and may adjust pricing or discontinue providing CPR Kits to Customer and terminate the CPR program with 10 days' notice to Customer.

Signatures Appear On Following Page

Accepted and agreed to:

Customer (by its authorized representative)		Gen-Probe Sales & Service, Inc. (by its authorized representative)	
For: Village Oaks Pathology Svcs, PA dba Precision Path Roby P. Joyce, MD	President		
Name	Title		2019.08.09 17:15:47 -06'00'
	8/9/19		
Signature	Date	Signature	Date

The offer contained in this Agreement is null and void if this Agreement is not executed by Customer (and returned to Hologic) on or before __10/5/2019 ("Offer Expiration Date")__, or accepted by Hologic as indicated by Hologic's signature above.

PLEASE FAX OR EMAIL COMPLETED AND SIGNED AGREEMENT TO
nationalcontracts@hologic.com
OR (844) 749-3816

EXHIBIT 1

Cost Per Reportable Submission Form

Customer Name ("CUSTOMER")	Customer Number	Purchase Order Number
PRECISION PATHOLOGY SERVICES	178720	
Contact Name	**Contact Phone Number**	**Contact Email**
Abigail Dunphey	(210) 646-0890	invoices@precisionpath.us
Bill To Address	**Ship To Address**	**Hologic Representative**
PRECISION PATHOLOGY SERVICES 3300 NACOGDOCHES RD STE 110 SAN ANTONIO, TX US 78217	PRECISION PATHOLOGY SERVICES 3300 NACOGDOCHES RD STE 110 SAN ANTONIO, TX US 78217	Mindy Thiery (210) 241-3334 mindy.thiery@hologic.com

Cost per Reportable Pricing

Customer agrees to submit to Hologic the total number of reportable results for the prior month by the 10th of each month for the CPR Kits, and Customer will be invoiced for the reportables submitted. Customer will submit the number of reportable results using the form attached as Exhibit 1. This form will be faxed to Hologic Customer Service at 1-800-409-7591 or emailed to CustomerSupport@hologic.com. Failure to submit this form by the 10th of each month may result in the delay of shipment of CPR Kits to Customer.

Cost-per-reportable (CPR) HPV Genotype

CPR Part #	Description	Cost per Reportable	Monthly Reporting (Number of Tests Reported)
303236-CPR	KIT,APTIMA HPV16 18/45 PANTHER RGTS, IVD COST REPORTABLE	$13.00	

Months Reported: _____________

Date Submitted: _____________

Purchase Order Number to reference, if needed: _______________________

Please submit this form by fax by the 10th of each month to Hologic's Customer Service 800-409-7591 or via email at CustomerSupport@hologic.com.

Sale Agreement

This Sale Agreement by and between Hologic, Inc., together with its subsidiaries and affiliates ("Hologic"), and PRECISION PATHOLOGY SERVICES ("Customer") (collectively, the "Parties") is effective from the date of full execution by the Parties (the "Effective Date"). The Parties agree that the terms and conditions contained herein ("Terms") apply to the sale or use of Hologic medical equipment ("Medical Equipment"), Hologic aesthetic equipment ("Aesthetic Equipment"), (Medical Equipment and Aesthetic Equipment, collectively "Equipment") and Hologic supplies ("Supplies") (Equipment, Supplies, and any included Software, as defined in Section 14, collectively, "Product(s)") between Hologic and Customer (collectively "Party" or "Parties,") as more particularly described in the applicable Hologic quote(s) or other purchasing program documents ("Attachment" or "Attachments") attached to this Agreement. The term of this Agreement shall begin on the Effective Date and shall run concurrent with the term of each applicable Attachment. The Parties, intending to be legally bound, agree as follows:

1. Agreement.. These Terms, together with the applicable Hologic quote(s) or other attachments or other purchasing program documents executed by the Parties, constitute the entire agreement between the Parties (the "Agreement") with respect to the Products. This Agreement supersedes all other quotations, agreements, understandings, warranties and representations (whether written or oral) between the Parties with respect to the subject matter set forth in this Agreement. Any Customer documentation (including Customer's purchase order terms and conditions) that conflicts with or attempts to modify this Agreement in any way is hereby rejected and of no effect unless specifically agreed to in writing and signed by the Parties. Customer acknowledges that there are no warranties or representations which have been made by Hologic or any of its agents other than those expressly contained herein. If any action in law or equity is necessary to enforce or interpret the terms of this Agreement, the prevailing Party is entitled to reasonable attorneys' fees, costs and necessary disbursements, in addition to any other relief to which the Party may be entitled. No provision of this Agreement shall be waived, amended, modified, superseded, canceled, terminated, renewed, or extended except in a written document signed by both Parties or signed by the Party against whom the modification is sought to be enforced. Headings and captions in this Agreement are for convenience only, and in no way affect its interpretation.

2. Prices. Prices, fees and charges for Products and services (including maintenance during the Warranty Period, installation, and applications training, as applicable, "Service(s)") are payable in United States (U.S.) Dollars only, and do not include any applicable taxes or shipping charges. If Customer claims any tax exemption, it must furnish a valid tax exemption certificate to Hologic before shipment of Products. Unless price protection is explicitly agreed to by Hologic in writing, Hologic reserves the right to increase prices on thirty (30) days written notice to Customer.

3. Payment. Customer shall pay invoices net thirty (30) days from the invoice date. Aesthetic Equipment shall require a 15% non- refundable deposit. Hologic may charge monthly interest at the maximum rate permitted by law on all amounts not paid by the invoice due date until all such amounts are paid in full. Hologic retains a purchase money security interest in all Equipment sold to Customer to secure payment of the total purchase price thereof; Customer hereby grants Hologic the right to file a copy of this Agreement, with any appropriate authorities, to evidence its security interest; and Customer shall execute and deliver documents as Hologic requests. Hologic is not obligated to deliver any Product or perform any Service when Customer's payment is past due.

4. Product Shipment and Risk of Loss.. All Products shall be shipped F.O.B. Origin, regardless of any provisions for payment of freight, insurance, the form of shipping documents, or selection of carrier by Hologic. F.O.B. Origin means title and risk of loss to the Products passes to the Customer at the shipping dock of Hologic or Hologic's supplier or authorized agent. Customer is responsible for shipping charges. Hologic is responsible for the cost of insurance paid to cover any losses from Hologic's shipment point to Customer's receipt. Hologic shall assist Customer in processing any loss claims and Customer shall be paid directly by Hologic's insurer.

5. Delivery. Hologic shall use good faith efforts to ship Products on the dates and in the quantities listed in Customer's purchase orders but all delivery dates are estimates and not binding on Hologic. Hologic may make shipments of Product(s) as available and each shipment shall be separately invoiced. All Products shall be adequately packed for shipment in Hologic-standard containers, marked for shipment to the address listed in this Agreement. Orders received from Customer are not binding on Hologic until accepted by Hologic.

6. Installation and Acceptance. Product orders are subject to written acceptance by Hologic, receipt of specified deposits, as applicable, and continuing credit approval. Orders may be canceled by written notice to Hologic prior to shipment. If applicable, Hologic shall install all Equipment that requires installation at the agreed upon location. Installation of Medical Equipment is complete, and acceptance occurs upon Hologic's demonstration that the Medical Equipment

meets Hologic's then-current specifications ("Installation"). Installation is subject to Customer cooperating in preparing and maintaining the site in compliance with Hologic specifications, including, but not limited to, applicable regulations including all electrical and other connections and all environmental conditions. If Customer fails to accept shipment of Products ordered by Customer or contemplated by the Agreement, Customer shall be responsible for Hologic's reasonable insurance, handling and storage charges. If Hologic decides not to store Customer ordered Products refused by Customer, it is hereby authorized to arrange shipment and storage in a bonded warehouse at Customer's sole risk and expense. All sales of Aesthetic Equipment are final upon delivery with no right of return and Customer shall be responsible for storage if installation is refused.

7. Delay of Performance. The Parties' obligations herein are subject to force majeure, including, but not limited to, civil insurrection, terrorism, fire, flood, labor disputes, shortages, delays of suppliers or contractors, or government priority systems, actions taken or threatened by any governmental agencies, acts of God or other contingencies or acts not within the sole control of the Parties. Hologic reserves the right during any shortage period to (a) make Products available to Customer as it sees fit without any Hologic liability to Customer; and (b) make substitutions and modifications in the specification of any Products, provided such substitutions or modifications do not materially affect the performance of Products.

8. Warranties Warranty terms for Aesthetic Equipment shall be as provided in the applicable paperwork accompanying the Product. Except as otherwise expressly stated in this Agreement: (i) Equipment manufactured by Hologic is warranted to the original Customer to perform substantially in accordance with published product specifications for one (1) year starting from the date of shipment, or if Installation is required, from the date of Installation ("Warranty Period"); (ii) replacement parts and remanufactured items are warranted for the remainder of the Warranty Period or ninety (90) days from shipment, whichever is longer; (iii) consumable Supplies are warranted to conform to published specifications for a period ending on the expiration date shown on their respective packages; (iv) licensed Software is warranted to operate in accordance with published specifications; (v) Services are warranted to be supplied in a workman-like manner; (vi) non-Hologic manufactured Equipment is warranted through its manufacturer and such manufacturer's warranties shall extend to Hologic's customers, to the extent permitted by the manufacturer of such non-Hologic manufactured Equipment. Hologic does not warrant that use of Products shall be uninterrupted or error-free, or that Products shall operate with third-party products not authorized or validated by Hologic.

9. Warranty Claims and Remedies. Warranty terms for Aesthetic Equipment shall be as provided in the applicable paperwork accompanying the Product. In the event of any warranty claim, Hologic shall replace with new or remanufactured items any Medical Equipment, part, component, or consumable supply that is in breach of warranty, and shall use reasonable efforts to promptly fix or provide a workaround for any Software defect or bug which prevents operation in substantial conformity with functional specifications. Alternatively, Hologic may elect to repay or credit to Customer an amount equal to the purchase price of the defective Medical Equipment, component, Software, consumable supply, or Service. Items replaced shall become Hologic property. All claims shall be initiated by contacting Hologic within the applicable Warranty Period and thirty (30) days after discovery of the breach or non-conformity. Hologic must be given reasonable access and an opportunity to inspect all associated materials. If Customer has not notified Hologic within one (1) year after the claim arises, Customer shall be barred from instituting any legal action against Hologic thereafter. These remedies shall comprise Hologic's entire liability and Customer's exclusive remedy for breach of warranty and are in lieu of any other remedies at law or equity. HOLOGIC'S ENTIRE WARRANTY RESPONSIBILITY IS EXPRESSLY LIMITED TO REPAIR OR REPLACEMENT (AT HOLOGIC'S OPTION AND IN THE FORM ORIGINALLY SHIPPED) OF PRODUCT OR CORRECTION OF SERVICE SUBJECT TO ANY CLAIM, OR, AT HOLOGIC'S ELECTION, REPAYMENT OF, OR CREDITING CUSTOMER WITH, AN AMOUNT EQUAL TO THE HOLOGIC PRICE, FEE OR CHARGE THEREFOR. THE FOREGOING WARRANTIES ARE IN LIEU OF AND EXCLUDE ALL OTHER WARRANTIES NOT EXPRESSLY SET FORTH HEREIN, WHETHER EXPRESS OR IMPLIED BY OPERATION OF LAW OR OTHERWISE, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. SUCH LIMITED WARRANTY IS GIVEN SOLELY TO THE ORIGINAL CUSTOMER AND IS NOT GIVEN TO, NOR MAY IT BE RELIED UPON BY, ANY THIRD PARTY INCLUDING, WITHOUT LIMITATION, CUSTOMERS OF CUSTOMER. THIS WARRANTY IS VOID UPON TRANSFER OF PRODUCT BY CUSTOMER TO ANY ENTITY WHO IS NOT AN AFFILIATE OF CUSTOMER. SOME STATES DO NOT ALLOW THE EXCLUSION OF IMPLIED WARRANTIES SO THE ABOVE EXCLUSIONS MAY NOT APPLY TO CUSTOMER. CUSTOMER MAY ALSO HAVE OTHER RIGHTS, WHICH VARY, FROM STATE TO STATE. These warranties do not apply to any item that is: (a) repaired, moved, or altered other than by Hologic authorized service personnel; (b) subjected to physical (including thermal or electrical) abuse, stress, or misuse; (c) stored, maintained, or operated in any manner inconsistent with

applicable Hologic specifications or instructions, including Customer's refusal to allow Hologic recommended Software upgrades; or (d) designated as supplied subject to a non-Hologic warranty or on a pre-release or "as-is" basis.

10. LIMIT OF LIABILITY. EXCEPT FOR PERSONAL INJURY OR DEATH TO THE EXTENT RESULTING FROM HOLOGIC'S NEGLIGENT OR INTENTIONALLY WRONGFUL ACTS OR OMISSIONS, HOLOGIC IS NOT LIABLE FOR ANY SPECIAL, INCIDENTAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL LOSSES, DAMAGES, OR EXPENSES (INCLUDING BUT NOT LIMITED TO LOSS OF PROFITS, DATA, OR USE), DIRECTLY OR INDIRECTLY ARISING FROM THE SALE, HANDLING, SERVICE OR USE OF PRODUCT ORDERED OR FURNISHED PURSUANT TO THIS AGREEMENT, OR FROM ANY CAUSE RELATING THERETO UNLESS EXPRESSLY AGREED TO BY THE PARTIES IN WRITING. EXCEPT FOR PERSONAL INJURY OR DEATH TO THE EXTENT RESULTING FROM HOLOGIC'S NEGLIGENT OR INTENTIONALLY WRONGFUL ACTS OR OMISSIONS, HOLOGIC IS NOT LIABLE UNDER ANY LEGAL THEORY OR FOR ANY CAUSE WHATSOEVER, WHETHER BASED UPON WARRANTY, CONTRACT, TORT, NEGLIGENCE, OR OTHER THEORY, EVEN IF ADVISED OF THE POSSIBILITY THEREOF, FOR ANY AMOUNT IN EXCESS OF THE PRICE, FEE OR CHARGE THEREFOR RECEIVED BY HOLOGIC.

11. Insurance. During the term of this Agreement, Hologic shall maintain in effect the following insurance with respect to Customer's location (i) worker's compensation insurance covering any and all of its employees, agents or representatives who provide services to Customer, in amounts and coverage complying with the requirements of the applicable state; (ii) general liability insurance covering the acts or omissions of Hologic and its employees, agents or representatives, and any and all Equipment and other personal property of Hologic; and (iii) product liability insurance. At Customer's request, Hologic shall provide a certificate of insurance to Customer.

12. Governmental Authorizations. Customer is responsible for compliance and costs associated with all required licenses, permits, or other governmental authorizations, including, but not limited to, any license or certification needed for Customer to use the Product, and any export or import license, exchange permit, or the like ("Licenses"), even if applied for by Hologic on Customer's behalf. If any authorization is delayed, denied, revoked, restricted or not renewed, Hologic is not liable, and Customer is not relieved of its obligations. Customer represents and agrees that it shall handle all Product and technical data related to the Licenses so that it conforms to all applicable U.S. laws and regulations, including U.S. export licensing laws and the U.S. Foreign Corrupt Practices Act. Customer shall not trans-ship, divert, re-export or otherwise dispose of any U.S. origin goods or technology obtained from Hologic except as U.S. laws and regulations expressly permit.

13. Intellectual Property Indemnity. Hologic shall defend, indemnify, and hold harmless Customer against any third-party claim that Customer's use of Products infringes a valid U.S. patent, copyright, or trademark, provided that: (a) Products are used as approved by Hologic and have not been altered other than by Hologic or its authorized service personnel; (b) Customer promptly notifies Hologic of such claim; (c) Hologic has sole control of the defense, settlement, or compromise thereof and Customer is solely responsible for attorneys' fees and costs it incurs independently of Hologic's representation; and (d) Customer cooperates with Hologic and furnishes all aid, information, and assistance necessary or useful to defend such claim. If a final injunction is obtained against the Customer's use of any Product, or if in the opinion of Hologic the Product is likely to become the subject of a successful claim, Hologic may, at its option and in its sole discretion: (i) obtain for Customer the right to continue using the Product; (ii) replace or modify the Product so that it becomes non-infringing; or (iii) if neither (i) or (ii) are reasonably available, accept return of such Products held by Customer, grant a credit therefor as depreciated on a five (5) year straight-line basis, and terminate this Agreement without any further obligation or liability. The remedy selected by Hologic is Customer's exclusive remedy for any damage, cost, or expense resulting from any court order or settlement enjoining Customer's use of the Product.

14. Software License. The term "Software" includes all Hologic (and third-party) computer software, firmware and associated documentation, whether in printed or machine-readable form, supplied by reason of this Agreement or for use in connection with Equipment or Services. To the extent the Product includes Software, Customer is granted a non-exclusive, non-transferable, royalty-free license to use Software solely on the Equipment on which it is first installed or as designated in this Agreement, in connection with the Equipment in the normal course of Customer's business, and for no other purpose or business. No license is provided under this Agreement to use Software for multi-site quality control or data review purposes or for source code of any type. Software, at all times, remains the sole property of Hologic. Software is agreed to contain, and shall be treated as, confidential information. Customer shall maintain all copyright, proprietary, and other notices on the Software, and shall not de-compile, disassemble, or reverse engineer the Software. The Parties agree that all information needed for interoperability is available from Hologic in accordance with applicable government directives. From time to time, Hologic may develop new versions or updates for this software. Customer shall allow

Hologic access to the Equipment to implement any new versions or updates to the software. If Customer transfers Equipment to a third-party, Customer may assign the right to use Software on the Equipment; provided that, the third-party agrees in writing with Hologic to be bound by and to permit Hologic to enforce the provisions of this section. Customer has no other right to use, sell, assign, transfer, copy, or sublicense Software. As identified in the applicable software product specifications, some third-party software vendors (including Microsoft Corporation) provide different warranties and require different or additional terms applicable to software which they supply; such warranties and terms supersede this Agreement and Customer agrees to abide by such terms with respect to such third-party software. The Microsoft End User License is located on the applicable installation CD-ROM (file name is EULA.txt). In addition to all other rights and remedies Hologic may have at law or in equity, Hologic may immediately terminate any Software license agreement if Customer defaults on any portion of this section.

15. Confidential Information. Both Parties agree to hold in strict confidence the terms of this Agreement and all information provided to the other in connection with the performance of their respective obligations under this Agreement, including, without limitation, financial and pricing information, except to the extent that disclosure is required by applicable law. Notwithstanding the above, the terms and conditions of this Agreement must not be disclosed to any third-party without the prior written consent of the other Party, except either Party may disclose the terms and conditions of this Agreement to its employees, professional advisors, agents or independent contractors who require knowledge of the terms and conditions of this Agreement, so long as such individuals are subject to applicable non-disclosure agreements.

16. Product Performance Data. Operational and performance data that is stored, recorded, made available, processed, created, derived, generated and collected from the Hologic manufactured or licensed Products ("Performance Data") is exclusively owned by Hologic and Hologic has all right, title and interest in and to any and all Performance Data. Performance Date does not include PHI (defined in Section 19).

17. Use Restrictions. Products are only intended for the uses listed in the applicable operator's manual or instructions for use and are subject to the specifications and requirements set forth therein. Customer assumes all risks associated with non-listed uses of Products and/or use of Products which is inconsistent with the specifications and requirements applicable to such Products, and Customer hereby indemnifies and holds Hologic harmless from any claim associated with any such uses. Customer is not licensed to, and agrees not to: (a) resell any Product, unless otherwise authorized by Hologic in writing; (b) transfer, or distribute any Product, directly or indirectly, to any third party for any purpose or use, except as otherwise approved by Hologic in writing; (c) use or allow anyone to dilute any Product; or (d) reverse engineer, disassemble, or conduct unauthorized analysis of any Product and/or its method of use.

18. Compliance with Laws Hologic and Customer shall comply with all federal and state laws that govern the enforceability and performance of this Agreement.

19. HIPAA Compliance. To the extent HIPAA (as defined below) applies, both Parties shall comply with the applicable provisions of the privacy regulations within the Health Insurance Portability and Accountability Act of 1996, as enacted in 45 C.F.R. parts 160, 162, and 164 and as codified at 42 U.S.C. § 1320d, as amended from time to time ("HIPAA"). Hologic agrees that if it directly or indirectly gains access to Protected Health Information ("PHI") during any interaction with Customer it shall keep the PHI confidential pursuant to the terms of this Agreement.

20. Federal and State Reporting/Disclosure Laws. Customer acknowledges and agrees that federal and state reporting laws, including, but not limited to, the Federal Physician Payments Sunshine Act, may require Hologic to disclose certain aspects of this arrangement. Unless otherwise noted in this Agreement, the cost of any Product training provided by Hologic is included in the purchase price of the Product where applicable.

21. Fraud and Abuse. Hologic hereby certifies that it is not currently a listed vendor in the: (a) Federal General Services Administration's "List of Parties Excluded from Federal Procurement or Nonprocurement Programs" in accordance with Presidential Executive Orders 12549 and 12689 "Debarment and Suspension;"; and (b) Office of the Inspector General of the Department of Health and Human Services' "List of Excluded Individuals/Entities." Any discounted pricing terms offered under this Agreement may be a "discount or other reduction in price" under the Federal Anti-Kickback Statute, 42 U.S.C. § 1320a-7b(b). Customer shall take all actions necessary to comply with the Anti- Kickback Statute discount safe harbor regulations, 42 C.F.R. § 1001.952(h), including but not limited to, (i) maintaining accurate records reflecting the pricing terms of items and Services purchased under the Agreement; (ii) fully and accurately reporting any discount received under the Agreement if applicable; and (iii) making available information provided to Customer by Hologic

concerning cost reports and other filings with the government, including but not limited to, the Secretary of the U.S. Department of Health and Human Services or other state agencies.

22. Access to Books and Records. Until the expiration of four (4) years after the furnishing of Services under this Agreement, Hologic shall make available upon written request of the Secretary of Health and Human Services or the Comptroller General of the United States, or any of their duly authorized representatives, this Agreement and such books, documents and records of Hologic as are necessary to certify the nature and extent of the costs hereunder. If Hologic carries out any of its duties under this Agreement through a subcontract, for the value or cost of $10,000 or more over a 12-month period, with a related organization, such contract must contain a clause placing the same duty on the subcontractor as the agreement places on Hologic. This section survives the termination of this Agreement according to its terms. If the law or regulations are effectively amended to increase or decrease the annual amount necessary to require this clause, the amount set forth herein shall be amended accordingly. Notwithstanding the presence of this clause in this Agreement, this clause only applies if the actual dollar amount paid during any 12-month period equals or exceeds the government threshold amount.

23. Default. In addition to any default events specified elsewhere in this Agreement, the occurrence of any of the following events constitutes a default ("Default") by either applicable Party: (a) non-payment when due of any amount payable by Customer in accordance with this Agreement; or (b) failure to materially perform any covenant or condition of this Agreement. In the event of Default by Customer hereunder, all indebtedness of Customer may, at the option of Hologic and without demand or notice of any kind, immediately become due and payable, and in addition to all other remedies, Hologic may (i) require Customer to return any Hologic-owned Equipment and/or (ii) immediately terminate this Agreement. The non-Defaulting Party is entitled to recover from the Defaulting Party any and all expenses and damages that the non-Defaulting Party sustains by reason of Default including, but not limited to, reasonable attorneys' fees, and in the case of Hologic, all expenses of repossession, removal, storage and disposition of the Equipment. The remedies and rights specified herein are cumulative and not exclusive. The exercise or the non-exercise of any right or remedy does not limit or prejudice the non-defaulting Party as to that right or remedy or as to any other rights or remedies provided by applicable law.

24. Bankruptcy. Except as may be prohibited by applicable bankruptcy laws, a Party to this Agreement may elect to cancel any unfulfilled obligations if any of the following situations arise: (a) the other Party becomes insolvent or is unable to pay debts as they become due; (b) a voluntary or involuntary bankruptcy proceeding is instituted by or against a Party hereto; or (c) an appointment of a receiver or assignee for the benefit of creditors occurs on behalf of a Party hereto. After delivery Aesthetic Product purchases may not be cancelled for any reason.

25. Waiver and Severability. If either Party fails to perform obligations under this Agreement, such nonperformance does not affect the other Party's right to enforce performance at any time. Waiver of any remedy or material breach of any subject matter contained in this Agreement is not a waiver unless agreed to by the Parties in writing. Each provision of this Agreement is separate and independent of one another, and the unenforceability of any provision shall not affect the enforceability of any other provision. If any provision is held to be excessively broad or unenforceable, such provision shall be modified accordingly so that it is enforceable to the fullest extent possible by law.

26. Assignment. Subject to the limitations provided in Section 14, Customer shall not assign, withhold, condition or delay this Agreement without the prior written consent of Hologic, which consent shall not be unreasonably withheld or delayed. Subject to the foregoing, the rights and obligations herein shall be binding upon the successors and permitted assigns of Customer.

27. Notices. Any notification required under this Agreement is deemed to have been given either one (1) day after being given to an express overnight carrier with a reliable system for tracking delivery; or when sent by a confirmed facsimile with another copy sent by any other means specified in this paragraph; or three (3) business days after having been mailed postage prepaid by United States registered or certified mail. Any required notices to Customer shall be delivered to the address set forth in the applicable Hologic quote or other purchasing program document, and to Hologic at the addresses listed below. Either Party may change its mailing address by notice as provided by this section.

Hologic, Inc. 250 Campus Drive Marlborough, MA 01752 Attn: Contracts Department Fax: 866-523-8691	With a copy to:	Hologic, Inc. 250 Campus Drive Marlborough, MA 01752 Attn: Legal Department Fax: 508-263-2959

28. Governing Law. Upon execution, this Agreement is considered to be a Texas contract, entered into in Texas, and shall be governed and viewed under the laws of the State of Texas without reference to its conflict of laws provisions. The Parties specifically agree that any action relating to the relationship between the Parties, this Agreement, Products, or Services provided, purchased or licensed hereunder, shall be brought and tried in the Courts of Texas. Customer hereby waives all objections to and consents to the jurisdiction of the Texas Courts.

29. Equal Employment Opportunity Policy. Hologic is an equal opportunity employer and federal contractor or subcontractor. Consequently, the parties agree that, as applicable, they will abide by the requirements of 41 CFR 60-1.4(a), 41 CFR 60-300.5(a) and 41 CFR 60-741.5(a) and that these laws are incorporated herein by reference. These regulations prohibit discrimination against qualified individuals based on their status as protected veterans or individuals with disabilities and prohibit discrimination against all individuals based on their race, color, religion, sex, sexual orientation, gender identity or national origin. These regulations require that covered prime contractors and subcontractors take affirmative action to employ and advance in employment individuals without regard to race, color, religion, sex, sexual orientation, gender identity, national origin, protected veteran status or disability. The parties also agree that, as applicable, they will abide by the requirements of Executive Order 13496 (29 CFR Part 471, Appendix A to Subpart A), relating to the notice of employee rights under federal labor laws..

30. Counterparts and Electronic Signatures. This Agreement may be executed in two (2) or more counterparts, each of which is deemed an original but all of which together constitutes one and the same agreement. The Parties agree that this Agreement, agreements ancillary to this Agreement, and related documents to be entered into in connection with this Agreement shall be considered signed when the signature of a Party is delivered by facsimile transmission or delivered by scanned image (e.g. .pdf or .tiff file extension name) as an attachment to electronic mail (email). Such facsimile or scanned signature must be treated in all respects as having the same effect as an original signature.

31. Miscellaneous. See applicable Hologic quote, attachment or purchasing program for additional terms and conditions, which supplement and/or supersede this Agreement, as applicable and may include, but are not limited to: **Term, Termination, and Right of Returns or Cancellation.**

32. Execution Authority. By signing below, the Customer (i) is representing to Hologic that it has the requisite corporate authority to execute and deliver this Agreement and (ii) is entering into a binding agreement for the purchase of the Product and/or Services described above and accepts all of the terms and conditions as stated in this document.

Accepted and agreed to:

Customer (by its authorized representative)		**Hologic, Inc (by its authorized representative)**	
for: Village Oaks Pathology Svcs PA dba Precision Pathology Roby P. Joyce, MD	President	[signature]	2019.08.09 17:18:07 -06'00'
Name	**Title**		
[signature]	8/9/19		
Signature	**Date**	**Signature**	**Date**

PLEASE EMAIL OR FAX COMPLETED AND SIGNED AGREEMENT TO
nationalcontracts@hologic.com
OR (844) 749-3816

November 2, 2020

HOLOGIC®

The Science of Sure

Amendment No.1

Customer Name ("CUSTOMER")	Customer Number	PURCHASE ORDER NUMBER
PRECISION PATHOLOGY SERVICES	178720	
Contact Name	**Contact Phone Number**	**Contact Email**
Stacey Gates	(210) 646-0890	sgates@precisionpath.us
Bill To Address	**Ship To Address**	**Hologic Representative**
PRECISION PATHOLOGY SERVICES 3300 NACOGDOCHES RD STE 110 SAN ANTONIO, TX US 78217	PRECISION PATHOLOGY SERVICES 3300 NACOGDOCHES RD STE 110 SAN ANTONIO, TX US 78217	Mindy Thiery mindy.thiery@hologic.com (210) 241-3334

This amendment "Amendment" to that certain Equipment Usage Attachment dated 8/9/2019 ("Agreement") between Gen-Probe Sales & Service, Inc. ("Hologic"), and PRECISION PATHOLOGY SERVICES ("Customer") is by and between Hologic and Customer and is effective on the execution date by Hologic ("Amendment Date"). Hologic and Customer are collectively referred to herein as the "Parties."

WHEREAS, the Parties are desirous of amending the Agreement.

NOW THEREFORE, in consideration of the agreements, mutual representations and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1. As of the Amendment Date, the Agreement shall be amended and added to as follows:

BV CV/TV HYBRID

Product Category	**Product #**	**No-Charge Kit Product #**	**Description**	**Quantity of Tests per Kit**	(A) **Estimated Annual Test Results** *(Quantity of Test Results per Contract Year)*	(B) **Annual Minimum Tests Purchased** *(Quantity of Purchased Kits per Contract Year)*	(C) **Annual Maximum Number of No Charge Kits** *(Quantity of No Charge Kits per Contract Year)*	**Price per Purchased Kit**
APTIMA BV assay	PRD-05186	PRD-05186-HY	Aptima BV assay - Panther	100 tests	1,460	15	5	$22.00
APTIMA CV/TV assay	PRD-05189	PRD-05189-HY	Aptima CV/TV assay - Panther	100 tests	1,460	15	5	$26.00

In each annual period during the Term, based on Customer's Estimated Annual Test Results (*Column A*) and Annual Minimum Tests Purchased (*Column B*) per Product listed in this Attachment, to accommodate Customer's anticipated testing volume demands, Customer is eligible to receive up to five (5) Aptima BV assay 100 test kits (Item #: PRD-05186-HY) and up to five (5) Aptima CV/TV assay 100 test kits (Item #PRD-05189-HY) at no additional charge ("No Charge Kits").

Eligibility for No Charge Kits is limited by the Annual Maximum Number of No Charge Kits (*Column C*) and shall start on the Agreement Start Date and automatically terminate on the sooner of: (i) the first anniversary of the Agreement Start Date or (ii) Customer has

Quote #: Q-198170

received the Annual Maximum Number of No-Charge Kits listed in *Column C* above. Thereafter, Product pricing will automatically revert to the Price per Purchased Kit (*Column D*).

For the avoidance of doubt, on a Product-by-Product basis, Customer may only receive No Charge Kits hereunder on a pro rata basis in proportion to the quantity of Product Kits purchased by Customer. Hologic will track Customer Purchase Commitment(s) on a monthly basis and will automatically ship eligible no-charge kits to Customer on a monthly basis.

To maintain eligibility to receive No Charge Kits hereunder, Customer's orders must: (i) track to its Annual Minimum Tests Purchased for the Aptima BV assay and Aptima CV/TV assay, respectively, on a monthly basis, and (ii) maintain full compliance with all other obligations under the Sale Agreement and all Attachments.

The parties acknowledge and agree that the No Charge Kits represent a discount or other reduction in price off Customer's annual purchases of the respective Product(s) listed in this Attachment. Within forty-five (45) days of each anniversary of the effective date above, as applicable, Hologic shall provide Customer with an annual statement of the amount of the discount, identifying the specific goods on which the discount has been earned. Customer shall properly report and appropriately reflect such discount as required under Paragraph 20 of the Sale Agreement and as otherwise required by law.

Hologic reserves the right to perform a business review of the Product usage, test volume and pricing at any time, and may (i) adjust pricing, number of Estimated Annual Test Results, number of Annual Minimum Tests Purchased and/or number of No Charge Kits or (ii) discontinue providing No Charge Kits to Customer and terminate this Attachment, in each case upon thirty (30) days' prior written notice to Customer. Hologic shall also retain the right to transition Customer to a cost per test pricing model upon thirty (30) days' prior written notice to Customer, provided consistent usage volume supports the transition. Any such adjustment and/or transition will be documented as a written amendment to the Agreement.

Cost-per-reportable (CPR) HSV

Product Number	Product Description	Price/Reportable
PRD-03568-CPR	HSV ASSAY, APTIMA, 100T, IVD COST REPORTABLE	$22.00

Non-Committed

Product Number	Product Description	Price/Kit
PRD-05187	BV CONTROLS, APTIMA, 100T, IVD	$0.00
PRD-05188	BV CALIBRATOR, APTIMA, 100T, IVD	$0.00
PRD-05190	CV/TV CONTROLS, APTIMA, 100T, IVD	$0.00
PRD-05191	CV/TV CALIBRATOR, APTIMA, 100T, IVD	$0.00
503762	SPECIMEN ALIQUOT TUBE PACK	$0.00
504415	CAP,TRANSPORT TUBE - 100CT PACK	$0.00
PRD-03503	SPECIMEN DILUENT KIT, VIRAL LOAD ASSAYS, APTIMA, US IVD	$260.00
PRD-03654	SPECIMEN DILUENT WITH TUBES AND CAPS, VIRAL LOAD ASSAYS, APTIMA, US IVD	$300.00
PRD-03569	HSV CONTROLS, APTIMA	$0.00

Additional Terms:

- Applicable approximate shipping and handling charges for the Equipment and components are not included in the quote and will be applied to the invoice

- **Cost Per Reportable Pricing.** Each month during the Term, Hologic may provide Customer up to three (3) of each kit under the Cost per Reportable ("CPR") program (the "CPR Kit[s]") at no charge. Customer agrees to submit to Hologic the total number of reportable results for the prior month by the 10th of each month for the CPR Kits, and Customer will be invoiced for the reportables submitted. Customer will submit the number of reportable results using the form attached as Exhibit 1. This form will be faxed to Hologic Customer Service at 1-800-409-7591 or emailed to CustomerSupport@hologic.com. Failure to submit this form by the 10th of each month may result in the delay of shipment of CPR Kits to Customer. At the request of Hologic, Customer agrees to submit to Hologic its monthly line-item log of results reported. Hologic reserves the right to perform a business review of the CPR usage and pricing at any time, and may adjust pricing or discontinue providing CPR Kits to Customer and terminate the CPR program with 10 days' notice to Customer.

2. The Parties expressly agree that there are no other understandings, writings or discussions related to the subject matter hereof other than the Agreement and this Amendment. Except as expressly modified by this Amendment, the Agreement shall continue in full force and effect in accordance with its terms as stated therein, but, to the extent of such modification, the provisions of this Amendment shall supersede those of the Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Agreement to be executed by their fully authorized representative.

Accepted and agreed to:

Customer (by its authorized representative)		**Gen-Probe Sales & Service, Inc. (by its authorized representative)**	
Stacey Gates	CEO	[signature] AL	Date: 2020.11.02 08:48:39 -05'00'
Name	Title		
[signature]	10/29/20		
Signature	Date	Signature	Date

The offer contained in this Agreement is null and void if this Agreement is not executed by Customer (and returned to Hologic) on or before <u>9/19/2020 ("Offer Expiration Date")</u>, or accepted by Hologic as indicated by Hologic's signature above.

PLEASE FAX OR EMAIL COMPLETED AND SIGNED AGREEMENT TO nationalcontracts@hologic.com OR (844) 749-3816

EXHIBIT 1

Cost Per Reportable Submission Form

Customer Name ("CUSTOMER")	Customer Number	Purchase Order Number
PRECISION PATHOLOGY SERVICES	178720	
Contact Name	**Contact Phone Number**	**Contact Email**
Stacey Gates	(210) 646-0890	sgates@precisionpath.us
Bill To Address	**Ship To Address**	**Hologic Representative**
PRECISION PATHOLOGY SERVICES 3300 NACOGDOCHES RD STE 110 SAN ANTONIO, TX US 78217	PRECISION PATHOLOGY SERVICES 3300 NACOGDOCHES RD STE 110 SAN ANTONIO, TX US 78217	Mindy Thiery (210) 241-3334 mindy.thiery@hologic.com

Cost per Reportable Pricing

Customer agrees to submit to Hologic the total number of reportable results for the prior month by the 10th of each month for the CPR Kits, and Customer will be invoiced for the reportables submitted. Customer will submit the number of reportable results using the form attached as Exhibit 1. This form will be faxed to Hologic Customer Service at 1-800-409-7591 or emailed to CustomerSupport@hologic.com. Failure to submit this form by the 10th of each month may result in the delay of shipment of CPR Kits to Customer.

Cost-per-reportable (CPR) HPV Genotype

CPR Part #	Description	Cost per Reportable	Monthly Reporting (Number of Tests Reported)
303236-CPR	KIT,APTIMA HPV16 18/45 PANTHER RGTS, IVD COST REPORTABLE	$13.00	

Cost-per-reportable (CPR) HSV

CPR Part #	Description	Cost per Reportable	Monthly Reporting (Number of Tests Reported)
PRD-03568-CPR	HSV ASSAY, APTIMA, 100T, IVD COST REPORTABLE	$22.00	

Months Reported: ______________

Date Submitted: ______________

Purchase Order Number to reference, if needed: ________________________

Please submit this form by fax by the 10th of each month to Hologic's Customer Service 800-409-7591 or via email at CustomerSupport@hologic.com.

November 2, 2020

HOLOGIC®
The Science of Sure

Amendment No.2

Customer Name ("CUSTOMER")	Customer Number	PURCHASE ORDER NUMBER
PRECISION PATHOLOGY SERVICES	178720	
Contact Name	**Contact Phone Number**	**Contact Email**
Stacey Gates	(210) 646-0890	sgates@precisionpath.us
Bill To Address	**Ship To Address**	**Hologic Representative**
PRECISION PATHOLOGY SERVICES 3300 NACOGDOCHES RD STE 110 SAN ANTONIO, TX US 78217	PRECISION PATHOLOGY SERVICES 3300 NACOGDOCHES RD STE 110 SAN ANTONIO, TX US 78217	Mindy Thiery mindy.thiery@hologic.com (210) 241-3334

This amendment "Amendment" to that certain Equipment Usage Attachment dated 8/9/2019 ("Agreement") between Gen-Probe Sales & Service, Inc. ("Hologic"), and PRECISION PATHOLOGY SERVICES ("Customer") is by and between Hologic and Customer and is effective on the execution date by Hologic ("Amendment Date"). Hologic and Customer are collectively referred to herein as the "Parties."

WHEREAS, the Parties are desirous of amending the Agreement.

NOW THEREFORE, in consideration of the agreements, mutual representations and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1. As of the Amendment Date, the sections entitled "Cost-Per-Reportable" and "Non-Committed" shall be amended and added to as follows.

Cost-per-reportable (CPR) Trichomonas

Product Number	Product Description	Price/Test
303536-CPR	KIT, ATV-V2, 100T COST REPORTABLE	$12.00

Non-Committed

Product Number	Product Description	Price/Kit
302807	KIT, CONTROLS, ATV,250	$0.00

2. The Parties expressly agree that there are no other understandings, writings or discussions related to the subject matter hereof other than the Agreement and this Amendment. Except as expressly modified by this Amendment, the Agreement shall continue in full force and effect in accordance with its terms as stated therein, but, to the extent of such modification, the provisions of this Amendment shall supersede those of the Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Agreement to be executed by their fully authorized representative.

Accepted and agreed to:

Customer (by its authorized representative)		Gen-Probe Sales & Service, Inc. (by its authorized representative)	
Stacey Gates	CCO	[signature] AL	Date: 2020.11.02 08:49:09 -05'00'
Name	Title		
[signature]	10/29/20		
Signature	Date	Signature	Date

Quote #: Q-198170

The offer contained in this Agreement is null and void if this Agreement is not executed by Customer (and returned to Hologic) on or before <u>9/19/2020 ("Offer Expiration Date")</u>, or accepted by Hologic as indicated by Hologic's signature above.

PLEASE FAX OR EMAIL COMPLETED AND SIGNED AGREEMENT TO nationalcontracts@hologic.com OR (844) 749-3816

EXHIBIT 1
Cost Per Reportable Submission Form

Customer Name ("CUSTOMER")	Customer Number	Purchase Order Number
PRECISION PATHOLOGY SERVICES	178720	
Contact Name	**Contact Phone Number**	**Contact Email**
Stacey Gates	(210) 646-0890	sgates@precisionpath.us
Bill To Address	**Ship To Address**	**Hologic Representative**
PRECISION PATHOLOGY SERVICES 3300 NACOGDOCHES RD STE 110 SAN ANTONIO, TX US 78217	PRECISION PATHOLOGY SERVICES 3300 NACOGDOCHES RD STE 110 SAN ANTONIO, TX US 78217	Mindy Thiery (210) 241-3334 mindy.thiery@hologic.com

Cost per Reportable Pricing
Customer agrees to submit to Hologic the total number of reportable results for the prior month by the 10th of each month for the CPR Kits, and Customer will be invoiced for the reportables submitted. Customer will submit the number of reportable results using the form attached as Exhibit 1. This form will be faxed to Hologic Customer Service at 1-800-409-7591 or emailed to CustomerSupport@hologic.com. Failure to submit this form by the 10th of each month may result in the delay of shipment of CPR Kits to Customer.

Cost-per-reportable (CPR) HPV Genotype

CPR Part #	Description	Cost per Reportable	Monthly Reporting (Number of Tests Reported)
303236-CPR	KIT,APTIMA HPV16 18/45 PANTHER RGTS, IVD COST REPORTABLE	$13.00	

Cost-per-reportable (CPR) HSV

CPR Part #	Description	Cost per Reportable	Monthly Reporting (Number of Tests Reported)
PRD-03568-CPR	HSV ASSAY, APTIMA, 100T, IVD COST REPORTABLE	$22.00	

Cost-per-reportable (CPR) Trichomonas

CPR Part #	Description	Cost per Reportable	Monthly Reporting (Number of Tests Reported)
303536-CPR	KIT, ATV-V2, 100T COST REPORTABLE	$12.00	

Months Reported: ______________

Date Submitted: ______________

Purchase Order Number to reference, if needed: ______________________

Please submit this form by fax by the 10th of each month to Hologic's Customer Service 800-409-7591 or via email at CustomerSupport@hologic.com.

Expires: 12/20/28

Panther
-addition of Panther Fusion
-addition of Panther Plus

✓ Vendor book
☐ Codex
☐ Equipment Maintenance

HOLOGIC®
The Science of Sure

Amendment No.3

Customer Name ("CUSTOMER")	Customer Number	PURCHASE ORDER NUMBER
PRECISION PATHOLOGY SERVICES	178720	
Contact Name	**Contact Phone Number**	**Contact Email**
Stacey Gates	(210) 646-0890	sgates@precisionpath.us
Bill To Address	**Ship To Address**	**Hologic Representative**
PRECISION PATHOLOGY SERVICES 3300 NACOGDOCHES RD STE 110 SAN ANTONIO, TX US 78217	PRECISION PATHOLOGY SERVICES 3300 NACOGDOCHES RD STE 110 SAN ANTONIO, TX US 78217	Mindy Thiery mindy.thiery@hologic.com (210) 241-3334

This amendment "Amendment" to that certain Equipment Usage Attachment dated 8/9/2019 ("Agreement") between Hologic Sales and Service, LLC ("Hologic") and PRECISION PATHOLOGY SERVICES ("Customer") is by and between Hologic and Customer and is effective on the execution date by Hologic ("Amendment Date"). Hologic and Customer are collectively referred to herein as the "Parties."

WHEREAS, the Parties are desirous of amending the Agreement.

NOW THEREFORE, in consideration of the agreements, mutual representations and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1. The Parties agree to extend the Term of the Agreement for five (5) years from the date of the Amendment.

2. As of the Amendment Date, the section entitled "Equipment" shall be amended and added to as follows:

Equipment

Product #	Description	Unit Price	Serial #	Quantity to Ship
PRD-04173	PANTHER FUSION MODULE UPGRADE	Included	2090002941	1
PRD-05844	PANTHER UPGRADE CONTINUOUS FLUID AND WASTE + MTU EXPANSION MODULE	Included	2090002941	1

Additional Terms:

- Panther Fusion module and system shipments shall depend on unit availability. Given the rapidly escalating worldwide demand for Panther Fusion systems and upgrades, Hologic is unable to provide specific dates for delivery and installation at this time. Upon receipt of a Purchase Order, your Hologic Team will provide the latest information available and collaboratively work on a potential timeline for delivery and installation.

- Applicable approximate shipping and handling charges for the Equipment and components are not included in the quote and will be applied to the invoice. Shipping is FOB Origin, fully insured by Hologic.

3. Effective September 23, 2022, Gen-Probe Sales and Service, Inc. merged with and into Hologic Sales and Service, LLC ("HSSLLC"), a wholly owned subsidiary of Hologic, Inc. By virtue of this internal merger, Gen-Probe Sales and Service, Inc. has ceased to exist as a separate legal entity and all of its rights and obligations, including those set forth in the Agreement, have been assumed, by operation of law, by HSSLLC. As of September 23, 2022, all references in the Agreement to Gen-Probe Sales and Service, Inc. shall refer to HSSLLC

4. The Parties expressly agree that there are no other understandings, writings or discussions related to the subject matter hereof other than the Agreement and this Amendment. Except as expressly modified by this Amendment, the Agreement shall continue in full force and effect in accordance with its terms as stated therein, but, to the extent of such modification, the provisions of this Amendment shall supersede those of the Agreement.

Signatures Appear On Following Page

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Agreement to be executed by their fully authorized representative.

Accepted and agreed to:

Customer (by its authorized representative)		**Hologic Sales and Service, LLC (by its authorized representative)**	
Roby Joyce, MD	President		2022.12.21 08:30:23 -06'00'
Name	**Title**		
Joyce, MD	12/20/22		
Signature	**Date**	**Signature**	**Date**

The offer contained in this Agreement is null and void if this Agreement is not executed by Customer (and returned to Hologic) on or before 2/7/2023 ("Offer Expiration Date"), or accepted by Hologic as indicated by Hologic's signature above.

PLEASE FAX OR EMAIL COMPLETED AND SIGNED AGREEMENT TO nationalcontracts@hologic.com OR (844) 749-3816